UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 5, 2010

FISCHER-WATT GOLD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or other jurisdiction of incorporation)	0-17386 (Commission File Number)	88-0227654 (IRS Employer Identification #)
2582 Taft Court, Lakewood, Colorado 80215 (Address of Principal Executive Office)

(303) 232-0292

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

Effective April 5, 2010, the Company closed on the first tranche of a private placement of an aggregate of $750,000 of its securities pursuant to which 6,109,820 Units were sold at $0.06 per Unit, for $366,590.  Each Unit consists of one share of Common Stock and one Share Purchase Warrant entitling the holder to purchase one additional share of Common Stock for $0.12 until 4:00 p.m. Mountain Time on March 30, 2012.  If, however, the Company’s Common Stock trades at or over an average price of $0.18 per share for a 20 trading day period, then, upon written notice to the holder by the Company, the holder has the right to exercise the Warrants within 30 days of the date of that notice, after which the Warrants will expire if they are not exercised.

A total of $142,749 was subscribed for by three (3) of the Company’s Officers and Directors.

(a)

No person acted as a principal underwriter for the sale of these securities. The Company's Units consisting of Common Stock and Share Purchase Warrants were offered directly by the Company through its officers and directors. The Units were sold to qualified accredited investors.

(b)

The 6,109,820 shares of Common Stock and the Share Purchase Warrants to purchase 6,109,820 shares of Common Stock were sold for cash and conversion of debt at $0.06 per Unit for a total of $366,590.  No underwriting, sales or other commissions or discounts were paid or involved in the sale.

(c)

In the issuance of these shares of its Common Stock and the Share Purchase Warrants, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) of the Securities Act and by Regulation D adopted under the Securities Act. These securities were issued as restricted securities and a legend denoting the restrictions on their transferability under the Securities Act was placed upon the certificates or other documents issued to represent the securities.

(e)

The Share Purchase Warrants are exercisable at any time, in whole and in part, for cash at $0.12 per share until 4:00 p.m. on March 30, 2012, subject to the exception set forth in the first paragraph above.  Any shares purchased upon exercise of the Share Purchase Warrants will be issued as restricted securities and a legend denoting the restrictions on their transferability under the Securities Act will be placed upon the certificates issued to represent the shares.

Section 9 – Financial Statement and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
4.1	Form of Share Purchase Warrant (1)
10.1	Form of Stock Subscription Agreement
99.1	News Release, dated April 5, 2010, announcing the closing of the first tranche of the Private Placement

(1)

To be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER-WATT GOLD COMPANY, INC.

By:	/s/ Peter Bojtos
Peter Bojtos President and Chief Executive Officer

Dated:  April 7, 2010

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